UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023

COMPUTER TASK GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Corporate Parkway, Suite 214N, Amherst, New York		14226
(Address of Principal Executive Offices)		(Zip Code)

716 882-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On August 9, 2023, Computer Task Group, Incorporated, a New York corporation (the “Company” or “CTG”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cegeka Groep NV, a Belgian limited liability company (“Parent” or “Cegeka”), and Chicago Merger Sub, Inc., a New York corporation and a wholly-owned subsidiary of Cegeka (“Merger Sub”).

Pursuant to the Merger Agreement, Merger Sub will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, $0.01 par value per share, of the Company (the “Shares”), other than any Shares held by the Company (or treasury shares), Cegeka, Merger Sub and any other wholly-owned subsidiary of Cegeka, for (i) $10.50 per share, net to the seller in cash (as may be adjusted in accordance with the Merger Agreement, the “Offer Price”), without interest and subject to any withholding of taxes, subject to the conditions of the Merger Agreement. Following the consummation of the Offer, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger (the “Surviving Corporation”).

The Offer will initially remain open for 20 business days from the commencement of the Offer, subject to possible extensions on the terms set forth in the Merger Agreement.

The obligation of Merger Sub to purchase shares tendered in the Offer is subject to the satisfaction or waiver of the conditions set forth in Annex I to the Merger Agreement, including (i) that there shall have been validly tendered and not validly withdrawn Shares that, considered together with any Shares beneficially owned by Cegeka and its affiliates, represent at least one more Share than 66 2/3% of the total number of Shares outstanding at the time of the expiration of the Offer, plus the total number of Shares that the Company is required to issue upon conversion, settlement, exchange or exercise of its convertible securities at the time of expiration of the Offer; (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), to the extent required under the HSR Act, and the receipt of clearance, approval or consent under any other applicable antitrust or merger control law, including any applicable foreign merger control or foreign direct investment law; and (iii) the receipt of clearance, approval or consent from the Committee on Foreign Investment in the United States.

Prior to the effective time of the Merger (the “Effective Time”), the Company is required to use its reasonable best efforts to provide all cooperation reasonably requested by Merger Sub and Cegeka in connection with any debt financing in favor of Merger Sub or Cegeka.

Pursuant to the Merger Agreement, the Company granted to Merger Sub an irrevocable option (the “Top-Up Option”) to purchase at a price per share equal to the Offer Price a number of newly issued, fully paid and nonassessable Shares (the “Top-Up Shares”) equal to the lesser of (i) the lowest number of Shares that, when added to the number of Shares owned by Cegeka, Merger Sub and any of their respective subsidiaries at the time of exercise of the Top-Up Option, constitutes one Share more than 90% of the outstanding Shares immediately after the issuance of the Top-Up Shares on a fully-diluted basis (which assumes conversion or exercise of all derivative securities regardless of the conversion or exercise price, the vesting schedule or other terms and conditions thereof) and (ii) the aggregate number of authorized but unissued and unreserved Shares (including any treasury shares).

The Top-Up Option is exercisable once following the Offer Acceptance Time (as defined in the Merger Agreement) prior to the earlier of (i) the Effective Time and (ii) the termination of the Merger Agreement. The Top-Up Option was granted and the Top-Up Shares, if any, will be issued pursuant to an applicable exemption from the registration requirements under the Securities Act of 1933, as amended.

At the Effective Time, (i) any Shares held immediately prior to the Effective Time by the Company (including any treasury shares) or by Cegeka, Merger Sub or any other direct or indirect wholly owned subsidiary of Cegeka will be cancelled and retired; (ii) subject to the Merger Agreement, each other Share outstanding immediately prior to the Effective Time, other than Shares owned by Company shareholders who are entitled to demand and have properly and validly demanded their appraisal rights under the laws of the State of New York, will be converted into the right to receive the Offer Price (the “Merger Consideration”), in each case without any interest and subject to any withholding of taxes; and (iii) each share of the common stock of Merger Sub then outstanding shall be converted into one share of common stock of the Surviving Corporation.

At the Effective Time, the Company’s equity-based awards generally will be treated in the following manner:

•

Any outstanding and unexercised compensatory option to purchase Shares, whether or not vested (collectively, “Company Options”), which has a per share exercise price that is less than the Offer Price (each, an “In the Money Option”), will be cancelled and converted into the right to receive a cash payment equal to (i) the excess, if any, of (A) the Offer Price over (B) the exercise price payable per Share under such In the Money Option, (ii) multiplied by the total number of Shares subject to such In the Money Option immediately prior to the Effective Time (without regard to vesting).

•

Each Company Option, other than an In the Money Option that is then outstanding and unexercised, whether or not vested (each, an “Out of the Money Option”), will be cancelled without payment of consideration, and all rights with respect to such Out of the Money Option will terminate.

•

Each then outstanding restricted stock unit with respect to Shares, whether or not vested (“Company RSU”), will be canceled and the holder shall be entitled to receive a cash payment equal to the product of (i) the Offer Price and (ii) the number of Shares subject to such Company RSU.

•

Each then outstanding performance vesting restricted stock unit with respect to Shares, whether or not vested (“Company PSU”), will be canceled and the holder will be entitled to receive a cash payment equal to the product of (i) the Offer Price and (ii) the number of Shares subject to such Company PSU immediately prior to the Effective Time (determined at the target level of performance).

The Merger Agreement also provides for certain termination rights for both the Company and Cegeka. Upon the termination of the Merger Agreement under certain circumstances, the Company will be required to pay Cegeka a termination fee of $7,225,000.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. It is not intended to provide any other factual information about the Company, Cegeka or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the Merger or the other transactions contemplated by the Merger Agreement. The Merger Agreement and this summary should not be relied upon as disclosure about the Company or Cegeka. None of the Company’s shareholders or any other third parties should rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Cegeka, Merger Sub or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the signing of the Merger Agreement. The representations and warranties (i) may have been made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, (ii) may be subject to standards of materiality applicable to the contracting parties that differ from what an investor may view as material and (iii) may have been made only as of the date of the Merger Agreement or as of another date or dates as may be specified in the Merger Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures of the Company or Cegeka, if at all.

Tender and Support Agreement

On August 9, 2023, as a condition and inducement to Cegeka’s and Merger Sub’s willingness to enter into the Merger Agreement and to consummate the Offer and the Merger, Cegeka entered into a tender and support agreement with the directors and certain executive officers of the Company (the “Support Agreement”) pursuant to which each such director and executive officer agreed, among other things, to tender his or her Shares pursuant to the Offer. As of August 8, 2023, approximately 8.8% of the outstanding Shares are subject to the Support Agreement. The Support Agreement terminates in the event that the Merger Agreement is terminated.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Support Agreement, which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Loan and Security Agreement

On August 8, 2023, the Company and Bank of America, N.A., a national banking association, entered into Amendment No. 1 (the “Amendment No. 1”) to that certain Loan and Security Agreement, dated May 19, 2021 (the “Loan Agreement” and, as amended by Amendment No. 1, the “Amended Loan Agreement”). Pursuant to Amendment No. 1, Bank of America N.A., and financial institutions from time to time parties to the Loan Agreement, agreed to amend the definition of the term “Change of Control” in the Loan Agreement to provide that shareholder or director approval of an acquisition of Shares of the Company representing more than 35% of the aggregate voting power will not trigger a Change of Control, as defined therein.

Except as expressly set forth in the Amendment No. 1, no other amendments, changes or modifications to the Loan Agreement are intended or implied.

The foregoing summary of the Amended Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Amendment No. 1 and the Amended Loan Agreement, filed as Exhibit 10.1 to this current report on Form 8-K, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations under the Amended Loan Agreement is hereby incorporated herein by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosures contained under Item 1.01 relating to the Top-Up Option are incorporated herein by reference.

Item 8.01.	Other Events.

On August 9, 2023, the Company and Cegeka issued a joint press release announcing their entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Important Information

The tender offer for all of the outstanding common stock of CTG referred to in this filing has not yet commenced. The description contained in this filing is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the tender offer materials that Cegeka will file with the U.S. Securities and Exchange Commission (the “SEC”). The solicitation and offer to buy the common stock of CTG will only be made pursuant to an offer to purchase and related tender offer materials. At the time the tender offer is commenced, Cegeka will file a tender offer statement on Schedule TO and thereafter CTG will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. ANY HOLDERS OF SHARES ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. The offer to purchase, the related letter of transmittal and the solicitation/recommendation statement will be made available for free at the SEC’s website at www.sec.gov.

Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available by Cegeka and when available may be obtained by directing a request to the information agent for the tender offer that will be named in the Schedule TO and related offer documents. Copies of the documents filed with the SEC by CTG will be available free of charge on CTG’s internet website at www.ctg.com or by contacting CTG’s Investor Relations Department at 716 887 7368.

In addition to the offer to purchase, the related letter of transmittal and certain other tender offer documents filed by Cegeka, as well as the solicitation/recommendation statement filed by CTG, CTG will also file periodic and current reports with the SEC. You may read and copy any reports or other information filed by Cegeka or CTG at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. CTG’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Forward-Looking Statements

This filing contains statements that constitute “forward looking statements,” including statements that express the opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, including statements regarding the proposed acquisition of CTG by Cegeka (the “Proposed Acquisition”), in contrast with statements that reflect historical facts. In some cases, you can identify such forward-looking statements by terminology such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project,” or “expect,” “may,” “will,” “would,” “could,” “potential,” “intend,” or “should,” the negative of these terms or similar expressions. Forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to Cegeka and CTG. However, these forward-looking statements are not a guarantee of performance, and you should not place undue reliance on such statements.

Forward-looking statements are subject to many risks, uncertainties and other variable circumstances, including, but not limited to, the ability of the parties to satisfy the closing conditions for the Proposed Acquisition on a timely basis or at all, including the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Proposed Acquisition; statements about the expected timetable for completing the Proposed Acquisition; uncertainties as to how many of CTG’s shareholders will tender their shares in the offer; the possibility that competing offers will be made; the occurrence of events that may give rise to a right of one or both of Cegeka and CTG to terminate the merger agreement; negative effects of the announcement of the Proposed Acquisition on the market price of CTG’s common stock and/or on its business, financial condition, results of operations and financial performance (including the ability of CTG to maintain relationships with its customers, suppliers and others with whom it does business); the effects of the Proposed Acquisition (or the announcement thereof) on CTG’s ability to retain and hire qualified professional staff and talent, including technical, sales and management personnel; competition for clients; the increased bargaining power of CTG’s large clients; the occurrence of cyber incidents and CTG’s ability to protect confidential client data; the partial or complete loss of the revenue CTG generates from its largest client, International Business Machines Corporation (IBM); the uncertainty of CTG’s clients’ implementations of cost reduction projects; the mix of work at CTG between IT Solutions and Services and Non-Strategic Technology Services, and the risk of disengaging from Non-Strategic Technology Services; currency exchange risks; risks associated with CTG’s domestic and foreign operations, including uncertainty and business interruptions resulting from political changes and actions in the U.S. and abroad, such as the conflict between Russian and Ukraine and recent developments in China, and volatility in the global credit and financial markets and economy; renegotiations, nullification, or breaches of contracts with clients, vendors, subcontractors or other parties; the impact of current and future laws and government regulations, as well as repeal or modification of such, affecting the IT solutions and services industry, taxes and CTG’s operations in particular; industry, economic, and political conditions, including fluctuations in demand for IT services; and consolidation among CTG’s competitors or clients. Such risks and uncertainties may cause the statements to be inaccurate and readers are cautioned not to place undue reliance on such statements. Many of these risks are outside of the control of Cegeka and CTG and could cause actual results to differ materially. The forward-looking statements included in this filing are made only as of the date hereof. Cegeka and CTG do not undertake, and specifically decline, any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments, except as required by law.

A further description of risks and uncertainties relating to CTG can be found in CTG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, and in other documents filed from time to time with the SEC by CTG and available at www.sec.gov and www.ctg.com.

Item 9.01.	Exhibits.

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of August 9, 2023, by and among Computer Task Group, Incorporated, Cegeka Groep NV, and Chicago Merger Sub, Inc.

10.1	Amendment No. 1 to Loan and Security Agreement, dated August 8, 2023.

99.1	Joint Press Release, dated as of August 9, 2023.

99.2	Tender and Support Agreement, dated August 9, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: August 9, 2023	By:	/s/ Peter P. Radetich
	Name:	Peter P. Radetich
	Title:	Senior Vice President, General Counsel & Secretary